2

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                             TRI-VALLEY CORPORATION
                             ----------------------
                       5555 BUSINESS PARK SOUTH, SUITE 200
                       -----------------------------------
                          BAKERSFIELD, CALIFORNIA 93309

MEETING  TO  BE  HELD:
----------------------

DATE:     NOVEMBER  16,  2002
TIME:     10:00  A.M.  (P.S.T.)
PLACE:     THE  FOUR  SEASONS  BILTMORE
          1260  CHANNEL  DRIVE
          SANTA  BARBARA,  CALIFORNIA  93108

MATTERS  TO  BE  VOTED  ON:
---------------------------

1.     Electing  six  directors  to  serve  for  the  ensuing  year;

2. Approving the engagement of Brown Armstrong Paulden McCown Hill Starbuck & Keeter Accountancy Corporation as our independent accountants; and

3. Transacting such other business as may properly come before the meeting and any adjournment thereof.


WHO  MAY  ATTEND  AND  VOTE  AT  THE  MEETING:
----------------------------------------------

Shareholders of record at the close of business on September 27, 2002, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.


THIS  MEETING  NOTICE  AND  PROXY  STATEMENT  WAS  FIRST SENT TO SHAREHOLDERS OF
--------------------------------------------------------------------------------
TRI-VALLEY  CORPORATION  ON  OR  ABOUT  OCTOBER  11,  2002.
-----------------------------------------------------------


By  Order  of  the  Board  of  Directors,


___________________________
F.  Lynn  Blystone
President  and  Chief  Executive  Officer

                                 PROXY STATEMENT
                                 ---------------


TO  THE  SHAREHOLDERS  OF  TRI-VALLEY  CORPORATION:


               GENERAL INFORMATION ABOUT THE SHAREHOLDERS' MEETING
               ---------------------------------------------------

The only items of business which management intends to present at the meeting are listed in the Notice of Annual Meeting of Shareholders. This Proxy
Statement  provides  details  about  the  meeting.

The enclosed proxy material relating to Tri-Valley Corporation from our board of directors of is sent to you as the direct or beneficial owner of our common stock, with our sincere request that you give those materials your prompt and thorough consideration. Your vote at the annual meeting is important to us.

The Board of Directors of Tri-Valley Corporation hereby solicits your proxy (on the enclosed proxy form) for use at our Annual Meeting of Shareholders to be held November 16, 2002, at 10:00 A.M. (local time) in the Four Seasons Biltmore, 1260 Channel Drive, Santa Barbara, California 93108.

By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting.

Our administrative office is located at 5555 Business Park South, Bakersfield, California 93309. The approximate date on which this Proxy Statement and proxy will first be sent to the shareholders is October 11, 2002. The costs of this proxy notification will be paid by the Company and are estimated to be approximately $7,000. A professional proxy solicitor has not been engaged.

IF YOU ARE UNABLE TO ATTEND THIS MEETING, WE REQUEST THAT YOU RETURN THE ENCLOSED PROXY FORM, PROPERLY EXECUTED, IN ORDER THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

CHANGING  OR  REVOKING  YOUR  PROXY  VOTE

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising our secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.


WHO  MAY  VOTE

As of June 30, 2002, 19,703,748 shares of our common stock were outstanding. Each share is entitled to one vote per director in the election of directors and one vote in all other matters to be voted upon at the meeting. SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS AT 5:00 P.M. ON FRIDAY, SEPTEMBER 27, 2002, ARE THE ONLY PERSONS ENTITLED TO VOTE AT THIS MEETING.

VOTING  IN  PERSON

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

HOW  YOUR  VOTES  ARE  COUNTED

We will hold the annual meeting if holders of not less than one-half the outstanding shares are present either in person or by proxy. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors and to ratify the selection of the Company's auditors.

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast. HOWEVER, A VOTE TO "ABSTAIN" HAS THE SAME EFFECT AS VOTING NO. MANAGEMENT REQUESTS THAT YOU VOTE EITHER "FOR" OR "AGAINST" ON EACH PROPOSAL TO COME BEFORE THE MEETING. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

CERTAIN  BENEFICIAL  OWNERS

The following table contains information concerning the only persons believed by us to own more than 5% of our common stock as of September 1, 2002.

      Name and Address of Beneficial Owner          Amount Beneficially Owned
      ------------------------------------          -------------------------
                                Percent of Class
                                ----------------

                 Dennis Vaughan          1,009,200          5.1%
2298  Featherhill  Road
Santa  Barbara,  CA  93108

               F. Lynn Blystone*          1,334,264          6.5%
P.  O.  Box  1105
Bakersfield,  CA  93302

* Includes 892, 000 shares of stock Mr. Blystone has the right to acquire upon the exercise of options and 30,200 shares held in the name of Bandera Land Company, Inc., a family corporation of which Mr. Blystone is the president.


                                ITEMS OF BUSINESS
                                -----------------

PROPOSAL  1:     ELECTION  OF  DIRECTORS
PROPOSAL  1:     ELECTION  OF  DIRECTORS



The Board of Directors consists of six (6) members. Each director serves for a term of one (1) year. All six (6) director positions are up for election at the meeting.

VOTING

The six nominees receiving the highest number of votes will be elected. Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted.

CUMULATIVE  VOTING

Although we are incorporated in Delaware, we currently maintain our business offices and principal oil and gas operations in California. Accordingly, shareholders are entitled, under California corporation law, to cumulative voting rights in the election of directors. This means that a shareholder may multiply the shares held by the total number of directors to be elected (six) and vote all of such shares for any one director. Prior to the meeting and vote on directors, any shareholder wishing to exercise cumulative voting rights must give the company written notice of exercise of cumulative voting rights. Discretionary authority to cumulate votes in the exercise of proxies is hereby solicited by management.

NOMINEES  FOR  THE  BOARD  OF  DIRECTORS

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  THE ELECTION OF EACH OF THE
--------------------------------------------------------------------------------
FOLLOWING  SIX  NOMINEES  FOR  DIRECTOR.
----------------------------------------

EACH DIRECTOR MUST BE ELECTED BY A MAJORITY VOTE OF THE SHARES REPRESENTED AT THE MEETING.

The following pages describe the nominees for director, including their principal occupations for the past five years, certain other directorships, age, length of service as a Tri-Valley director, membership on the audit committee, attendance at board and committee meetings, and ownership of our stock.

Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of August 30, 2002.

   Name and Position with Company          Director Since          Common Stock
             Beneficially Owned(1) (3)          Percent of Class (2)
                 F. Lynn Blystone          1974          1,334,264          6.5%
                 ----------------          ----          ---------          ----
                    Dennis Lockhart          1982          332,091          1.7%
                     Milton Carlson          1985          339,000          1.7%
                       Loren Miller          1992          305,300          1.5%
                   C. Chase Hoffman          2000          247,500          1.2%
                            Harold J. Noyes          2002          0          0%
            All Directors as a Group                    2,558,155          11.8%

(1) Includes shares which the listed shareholder has the right to acquire, from options, within 60 days after December 31, 2001, as follows: Dennis P. Lockhart 270,000; Milton J. Carlson 268,000; Loren J. Miller 270,000; and C. Chase Hoffman 200,000. Harold J. Noyes does not own any shares or options. F. Lynn Blystone has 892,000.

Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by adding (1) the number of exercisable options for that person to (2) the number of total shares outstanding, and dividing that result into (3) the total number of shares and exercisable options owned by that person.

(2) Based on total outstanding shares of 19,703,748 as of June 30, 2002. The persons named herein have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(3) Includes 30,200 shares held in the name of Bandera Land Company, Inc., a family corporation of which Mr. Blystone is the president.


NOMINEE  PROFILES

F. Lynn Blystone 67 President and Chief Executive Officer of Tri-Valley Corporation and Tri-Valley Power Corporation, and CEO of Tri-Valley Oil & Gas Company, which are two wholly owned subsidiaries of Tri-Valley Corporation,
Bakersfield,  California     1974

Mr. Blystone became president and chief executive officer of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Kern, Riverside and Orange Counties, California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.


Dennis  P.  Lockhart     55     Managing  Principal  of  Zephyr  Management L.P.
1982

Mr. Lockhart is associated with Zephyr Management L.P., a global investment firm headquartered in New York. Mr. Lockhart was until recently a senior officer and director of Heller Financial, Inc., and President of Heller's international subsidiary, which operates in 18 countries. Heller Financial is a NYSE company active in various lines of commercial finance. He was President of Heller International Group from 1988 to 2001. Prior 1988, Mr. Lockhart was an officer of Citicorp/Citibank and held a number of corporate banking and management positions in the US and overseas. He is a graduate of Stanford University and The Johns Hopkins University School of Advanced International Studies. He also attended the Senior Executive Program at the Sloan School of Management, Massachusetts Institute of Technology.


Milton  J.  Carlson     72     Investor,  Kalispell,  Montana     1985

Mr. Carlson is a principal in Earthsong, Inc., a non-profit, public benefit corporation engaged in a wide field of ecological matters in the public interest. Until its merger with another firm, Mr. Carlson formerly was vice president and corporate secretary of Union Sugar Company, a $100 million unit of Sara Lee Corporation. He was involved in representing industrial end users of energy through the California Manufacturers Association as the former chairman of the CMA steering committee of the standing energy and environmental committees. Mr. Carlson was also the energy and environmental representative with Sara Lee energy advisory group and monitored related matters before the California Public Utilities Commission and Energy Commission as well as serving as the legislative representative in Sacramento and Washington, D.C. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.

Loren  J.  Miller,  CPA     57     Treasurer,  Jankovich  Company,  San  Pedro,
California     1992

For  the  last  four  years,  Mr. Miller has been the treasurer of The Jankovich
Company, a large, private petroleum and products distributor. He has also served in a treasury and chief financial officer capacity as vice president successively of McMullen Oil Company, Mock Resources, Inc., and Hershey Oil Corporation. Prior to that he was vice president and general manager of Tosco Production Finance Corporation and formerly a senior auditor with Touche Ross & Co. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and an M.B.A. in finance from the University of Southern California.




C.  Chase  Hoffman     79     Owner,  Hoffman  Farms Tulare, California     2000

Mr. Hoffman has owned and operated a milk cow dairy since 1965. He was a Senior Vice President and General Manager for Knudsen for the State of California. He also develops residential and commercial properties in California and Hawaii. Mr. Hoffman also sits as a director for these other companies, Trinity Plumas Capital Corporation, Vancouver, British Columbia, with California gold operations and Guatemala oil properties, and Power House Corporation, a British Columbia, Canada, hydroelectric project.


Harold  J.  Noyes     54     President, H.J. Noyes and Associates, Inc.     2002

Dr. Harold J. Noyes has been appointed to fill the vacancy created by Dr. Beistline's resignation. Since August 2000, he has been president of H.J. Noyes and Associates, Inc., a firm that provides consulting and business development for the minerals industry. He has also been serving since October 2001 as vice president, marketing and business development for Blake Street Investments, Inc., a money management and investment advisory firm. From 1997 to 2000 he was president of North Star Exploration, Inc. He was manager, resource development for Doyon Limited from 1983 to 1997. Dr. Noyes graduated from the University of Minnesota Magna Cum Laude in geology and took his Ph.D in geology and geochemistry at the Massachusetts Institute of Technology. Later he earned a Masters in Business Administration at the University of Chicago.


BOARD  OF  DIRECTORS'  MEETINGS  AND  COMMITTEES

During 2001, the board of directors held 5 meetings. All directors attended at least 75% of the meetings, except for Earl H. Beistline, who attended 3 meetings.

Compensation  Committee

We have a compensation committee, formed March 26, 2002 and comprised of C. Chase Hoffman (Chair) and Harold J. Noyes. A second meeting was held on August 21, 2002.

Audit Committee - The Corporation has had independent director review of its financial reports since 1981.

Purpose:     The  audit  committee  provides  an  open  avenue  of communication
-------
between  our  independent  auditor,  the  company  officers  and  the  board  of
------
directors.  The  committee  operates  under  a  charter  that  sets  forth  the
------
committee's  tasks.  The  chief  duties  of  the  committee  are:
------

-     Assure  the  independence  and  objectivity  of  the  auditing  firm.
- Review and coordinate the auditing responsibilities with the auditor and chief financial officer.
-     Review  the  adequacy  of  internal  accounting  controls.
- Inquire about significant risks and about management's actions to minimize risks.
- Review significant audit findings and any difficulties encountered in conducting the audit.

Members:     Loren  J.  Miller,  CPA
-------
          Dennis  P.  Lockhart
          Milton  J.  Carlson

The committee charter requires the audit committee to be comprised of at least three members, who must be independent members of our board of directors. The qualifications of members and standards for determining who is an "independent" director conform to the standards set forth in the Nasdaq Stock Market's rules for companies quoted on Nasdaq. All audit committee members must be able to read and understand fundamental financial statements or to become able to do so shortly after joining the committee. At least one member must have previous employment in accounting or finance, certification in accounting or comparable experience. Our current audit committee members meet these requirements. Mr. Miller is a certified public accountant.

Number  of  Meetings  Held  in  2001:  Four
------------------------------------

Our board of directors appointed and organized the committee at the board meeting immediately following the 2000 shareholders' meeting in September 2000. The committee charter now requires the committee to meet at least four times a year and to meet periodically separately with the auditor, chief financial officer and management.

Attendance:
----------

All  Audit  Committee  members  participated in committee meetings held in 2001.

Audit  Committee  Report:
------------------------

The audit committee has reviewed and discussed the audited financial statements with management as well as our independent public accountants. The audit committee has received from the independent accountants a formal written statement regarding the auditors' independence and has discussed with the independent accountant matters relating to their independence. The audit committee has satisfied themselves as to the auditors' independence. The audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of our financial statements.

The audit committee has recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for
                                                                   ---------
2001  for  filing  with  the  Securities  and  Exchange  Commission.

COMPENSATION  OF  DIRECTORS

We compensate non-employee directors for their service on the board of directors. On October 22, 2001, each non-employee director received 50,000 stock options with an exercise price of $1.35 per option. These shares were awarded at the 2001 annual director's meeting and Mr. Noyes was not a director at that time. The following tables sets forth information regarding the compensation paid to non-employee directors in 2001.

                                   (a)     (b)

                                  Name     Fees
                                  ----     ----



                            Milton Carlson     $2,900

                          Dennis P. Lockhart     $2,650

                           Loren J. Miller     $2,650

                           C. Chase Hoffman     $2,900

EXECUTIVE  COMPENSATION

The  following  table  summarizes  the  compensation  of  the president, F. Lynn
Blystone,  for  the  fiscal  years  ended  December  31,  2001,  2000, and 1999.


                                                        Long Term
                                                      Compensation
                                 Annual Compensation          Awards
             (a)          (b)          (c)          (d)          (e)
                                       ---          ---
                                           Other          Securities
        Name          Period Covered          Salary          Compensation
                               Underlying Options

                            F. Lynn          FYE 12/31/01          $115,250 (1))
                      Blystone, CEO          FYE 12/31/00          $105,720 (2))
                                              FYE 12/31/99          $97,712  (3)

(1)  Includes  a  bonus  of  $16,250  for  2001.
(2) Includes value of 5,000 common shares issued on April 3, 2000, pursuant to Mr. Blystone's employment contract, with a fair market value of $9,850 ($1.97 per share).

(3) Includes value of 5,000 common shares issued on June 19, 1999, pursuant to Mr. Blystone's employment contract, with a fair market value of $2,000 ($0.40 per share).


Aggregated  2001  Option  Exercises  and  Year-End  Values

The following table summarizes the number and value of all unexercised stock options held by the Named Officer and the Directors at the end of 2001.

                      ( A )     (B)     (C)     (D)     (E)
                       Number of Securities     Value of Unexercised In-
                       Underlying Unexercised     The-Money Options/SARs
                         Options/SARs at FY-End (#)     at FY-End ($)*
                                   Shares Acquired
   Name     On Exercise (#)     Value Realized ($)     Exercisable/Unexercisable
   ----                                                -------------------------
                            Exercisable/Unexercisable
                            -------------------------

             F. Lynn Blystone     1,000     $     894,000/0     $/0

*Based on a fair market value of $1.60 per share, which was the closing bid price of our common stock on the Over-The-Counter Bulletin Board on Friday, December 31, 2001.


PROPOSAL  2:     APPROVAL  OF  BROWN,  ARMSTRONG  PAULDEN MCCOWN HILL STARBUCK &
KEETER  ACCOUNTANCY  CORPORATION  AS  INDEPENDENT  ACCOUNTANTS


PROPOSAL  2:     APPROVAL  OF  BROWN,  ARMSTRONG  PAULDEN MCCOWN HILL STARBUCK &
KEETER  ACCOUNTANCY  CORPORATION  AS  INDEPENDENT  ACCOUNTANTS




It is the opinion of our board of directors and the audit committee that the certified public accounting firm of Brown Armstrong Paulden McCown Hill Starbuck & Keeter Accountancy Corporation, Inc. ("Brown Armstrong ") of Bakersfield, California, is best suited to conduct the company audits and reviews as well as related business consulting. The partner in charge, Burton Armstrong, has been a board member of and is on the tax committee of the California Independent Petroleum Association (CIPA) and active in many industry accounting and SEC related bodies in addition to the broader resources of the firm. The board feels Brown Armstrong conducts its business with detailed thoroughness in an expeditiously professional and economical manner and recommends your approval of continuing to retain them. Mr. Armstrong is expected to attend the shareholder meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.


THE  BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF BROWN ARMSTRONG AS
--------------------------------------------------------------------------------
OUR  INDEPENDENT  ACCOUNTANTS.
------------------------------

A  MAJORITY  VOTE  IS  REQUIRED  TO  APPROVE  THIS  PROPOSAL.
------------------------------------------------------------



PROPOSAL  3:     OTHER  MATTERS
PROPOSAL  3:     OTHER  MATTERS

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed. The proxy being solicited by the board of directors provides authority for the proxy holder, F. Lynn Blystone, to use his discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.


                                OTHER INFORMATION
                                -----------------


ANNUAL  REPORT

This proxy statement that is being mailed to shareholders is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2001, which contains our audited financial statements dated December 31, 2001 and 2000.


SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  REQUIREMENT

Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require our directors, certain officers, and greater than 10 percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to us, or written representations from certain reporting persons that no reports were required, we believe that no person failed to file required reports on a timely basis during or in respect of 2001.


WHERE  TO  OBTAIN  ADDITIONAL  INFORMATION

You may obtain, free of charge, a copy of our Annual Report or Form 10-K for the year ended December 31, 2001 (including the financial statements and schedules thereto) filed with the Securities and Exchange Commission by writing to Tri-Valley's Secretary at 5555 Business Park South, Suite 200, Bakersfield, California 93309; telephone 661-864-0500.

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You
                                                               ------------
may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, N.W., Washington, D.C. 20549. Our common stock is traded under the symbol "TRIL." Our annual report, which contains audited financial statements, accompanies this proxy statement. We use the calendar year as our fiscal year.


PROPOSALS  BY  SHAREHOLDERS  -  2003

Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2003 annual shareholders meeting must be received by our corporate secretary no later than December 31, 2002.


OTHER  MATTERS

No proposals have been received from shareholders for inclusion in the proxy statement or action at the 2002 annual meeting. We do not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.


Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.


Date:       September  27,  2002                    By  Order  of  the  Board of
Directors,



______________________________
F.  Lynn  Blystone
President  and  Chief  Executive  Officer

                             TRI-VALLEY CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on September 27, 2002, at the Annual Meeting of Shareholders to be held in the Four Seasons Biltmore, 1260 Channel Drive, Santa Barbara, California 93108, on November 16, 2002, at 10:00 A.M. (P.S.T.).

1.     ELECTION  OF  DIRECTORS  or  any  adjournment  thereof.
FOR  ALL  NOMINEES  LISTED  BELOW  (EXCEPT  AS  MARKED  TO THE  CONTRARY BELOW).

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     F.  L.  Blystone          M.  J.  Carlson          D.  P.  Lockhart
L.  J.  Miller          C.  C.  Hoffman          H.J.  Noyes

2. To ratify the appointment of Brown Armstrong Paulden McCown Hill Starbuck & Keeter Accountancy Corporation as the Company's independent accountants.

           For               Against             Abstain
     ----               ----                  ----

3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

                  For               Against             Abstain
     ----               ----                  ----

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 - 3.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on November 15, 2002, will not be voted upon unless the shareholders are present to vote their shares.


 Dated:
       ---------------------------

(Please  mark,  sign,  date  and  return  the  Proxy  Card  promptly.)



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Signature                         Signature  if  held  jointly